ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2019
Payables and Accruals [Abstract]
ACCRUED EXPENSES

19.	ACCRUED EXPENSES

(in thousands of $)	2019	2018
Vessel operating and drydocking expenses	(24,457)	(24,041)
Administrative expenses	(11,713)	(11,042)
Interest expense	(44,150)	(97,688)
Current tax payable	(720)	(463)
	(81,040)	(133,234)

Vessel operating and drydocking expense related accruals are composed of vessel operating expenses such as crew wages, vessel supplies, routine repairs, maintenance, drydocking, lubricating oils and insurances.

Administrative expenses related accruals are comprised of general overhead including personnel costs, legal and professional fees, costs associated with project development, property costs and other general expenses.

The movement in interest expense is due to repayments of VIE entities' accrued interest expenses during the year.